ORDR

GARMAN TURNER GORDON LLP
WILLIAM M. NOALL
Nevada Bar No. 3549
Email: wnoall@gtg.legal
DYLAN T. CICILIANO
Nevada Bar No. 12348
Email: dciciliano@gtg.legal
MARGARITA ELIAS
Nevada Bar No. 14867
Email: melias@gtg.legal
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119
Tel: (725) 777-3000
Fax: (725) 777-3112
Attorneys for Receiver Paul Strickland

DISTRICT COURT

CLARK COUNTY, NEVADA

WHITE ROCKS (BVI) HOLDINGS INC., *et al.*, Plaintiffs, vs. DAVID REICHMAN, KATHY M. GRIFFIN, FRANK BENINTENDO, DONALD GILBERT, DOES I THROUGH X, INCLUSIVE, and ROE CORPORATIONS I THROUGH X, inclusive, Defendants, GLOBAL TECH INDUSTRIES GROUP, INC., Nominal Defendant.	CASE NO.: A-24-896359-B DEPT NO.: XVI **ORDER GRANTING REQUEST TO RESTRICT TRANSFER OF SHARES AND CONTINUANCE OF MOTION HEARING TO JUNE 18, 2025**

Equity Receiver Paul Strickland ("Receiver") for Global Tech Industries Group, Inc. ("GTII") filed his *Omnibus Objection to Identified Shares of Illicit GTII Common Stock Held By Identified Shareholders and Motion for Order (I) Barring The Transfer of and Establishing Procedures Concerning the Designation of Shares as Illicit Shares and (II) Approving the Receiver's Entry Into Release Agreements with Respect to Such Illicit Shares* (the "Motion");

Defendant Kathy Griffin filed an *Opposition to Receiver's Motion for Order (I) Barring*

the Transfer of and Establishing Procedures Concerning the Designation of Shares as Illicit Shares and (II) Approving the Receiver's Entry Into Release Agreements with Respect to Such Illicit Shares ("Griffin Opposition");

Defendant David Reichman filed an *Opposition to Receiver's Omnibus Objection to Identified Shares of Illicit GTII Common Stock Held by Identified Shareholders and Motion for Order (I) Barring the Transfer of and Establishing Procedures Concerning the Designation of Shares as Illicit Shares and (II) Approving the Receiver's Entry Into Release Agreements with Respect to Such Illicit Shares* ("Reichman Opposition"); and

Non-Party Justine Reichman filed an *Objection to Receiver's Omnibus Objection and Motion* ("Non-Party Opposition," and collectively the "Oppositions").

The Omnibus Objection and Motion having come before this Court on June 4, 2025; and the Court having been fully apprised of the matters and having considered the Motion, Oppositions, and the oral argument of counsel, hereby determines as follows:

1. The September 18, 2025 Order Appointing Receiver (the "Receivership Order") provides the Receiver the authority "to seek the claw-back, cancelation, freeze, and/or disgorgement any wrongful issuances, payments, and/or transfers made to Management and/or their family members, friends, affiliates, and other related parties that the Receiver deems are necessary and appropriate." (Receivership Order at 15).

2. The Receivership Order also prevents Company Personnel, including "GTII and its directors, officers, managers, members, officers, agents, directors, servants, employees, salespersons, independent contractors, attorneys, corporations, subsidiaries, affiliates, successors, and assigns, and all other persons or entities in active concert or participation with them" from, *inter alia*, "[t]ransferring, receiving, altering, selling, encumbering, pledging, assigning, liquidating, or otherwise disposing of any Receivership Assets owned, controlled, or in the possession or custody of, or in which an interest is held or claimed by, GTII, or the Receiver[.]" (*Id.* at 16–17).

3. At the hearing on the Motion, no party objected to freezing or otherwise prohibiting the transfer or sale of their shares.

IT IS HEREBY ORDERED that the sale, assignment, transfer or other hypothecation, regardless of form, of the Shares ("Freeze Order") which shall remain in effect with respect to each holder of shares identified in **Exhibit A** to the Motion is hereby prohibited until the later of (i) all of the holder's shares are surrendered and accepted by the Receiver; (ii) the Court enters an order that the shares of that holder are no longer subject to the Freeze Order; or (iii) the Receivership is dissolved.

The Receiver shall thereafter serve this Order on the parties and all the shareholders identified in Exhibit A to the Motion at their last known address according to GTII's books and records in the possession of the Receiver by first class mail, return receipt requested (and via the last known email address to any such holders for whom the Receiver has located an email address). The Receiver may provide other, additional, notice of this Order in his discretion. The Freeze Order shall be effective upon the entry of the Court's Order and upon the delivery of the Receiver of the notice thereof, as may be required by the Order.

IT IS FURTHER ORDERED that the remainder of the relief sought in the Motion is held in abeyance and the hearing on the same is hereby continued to **June 18, 2025**, at 9:05 a.m. at the Regional Justice Center, Courtroom 16C located at 200 Lewis Avenue, Las Vegas, NV 89101. Interested parties may appear by Zoom by using the following Meeting ID: 826 1725 8054 and Passcode: 843469 or by using the following link: https://clarkcountycourts-s.zoom.us/j/82617258054?pwd=NFp0QlhQMVBWQm1ML21lZDlUOGpFdz09.

Ent'd

Dated this 9th day of June, 2025

DISTRICT COURT JUDGE LB

492 C62 E31D BA46
Timothy C. Williams
District Court Judge

Respectfully submitted by:

GARMAN TURNER GORDON LLP

/s/ Dylan T. Ciciliano
WILLIAM M. NOALL
Nevada Bar No. 3549
Email: wnoall@gtg.legal
DYLAN T. CICILIANO
Nevada Bar No. 12348
Email: dciciliano@gtg.legal
MARGARITA ELIAS
Nevada Bar No. 14867
7251 Amigo Drive, Suite 210
Las Vegas, Nevada 89119

Attorneys for Receiver

Approved as to form and content by:

MARQUIS AURBACH

/s/ *Alexander K. Calaway*
CHAD F. CLEMENT
Nevada Bar No. 12192
ALEXANDER K. CALAWAY
Nevada Bar No. 15188
10001 Park Run Drive
Las Vegas, Nevada 89145

Attorneys for Plaintiffs

Approved as to form and content by:

RICE REUTHER SULLIVAN & CARROLL, LLP

/s/ *David A. Carrol*
DAVID A. CARROLL
Nevada Bar No. 7643
ANTHONY J. DIRAIMONDO
Nevada Bar No. 10875
ROBERT E. OPDYKE
Nevada Bar No. 12841
3800 Howard Hughes Parkway, Suite 1200
Las Vegas, Nevada 89169

-AND-

MORGAN, LEWIS, & BOCKIUS LLP

BRIAN A. HERMAN (*pro hac vice*)
101 Park Avenue
New York, New York 10178-0060

Attorneys for Defendant David Reichman

Approved as to form and content by:

DUANE MORRIS LLP

/s/ Declined to Sign
TYSON E. HAFEN
Nevada Bar No. 13139
100 North City Parkway, Suite 1560
Las Vegas, NV 89106

Attorneys for Non-Party Justine Reichman

Approved as to form and content by:

MCNUTT LAW FIRM, P.C.

/s/ *Daniel McNutt*
DANIEL R. MCNUTT
Nevada Bar No. 7815
MATTHEW C. WOLF
Nevada Bar No. 10801
MARK D. HESIAK
Nevada Bar No. 12397
11441 Allerton Park Drive, Suite 100
Las Vegas, Nevada 89135

Attorneys for Defendant Kathy Griffin

EXHIBIT A

EXHIBIT A

NAME	# of Shares
AI Commerce, LLC	20,000,000
American University	11,000
Ann Muriel, Marcos Muriel Zuleta JT TEN	200,000
Antonella Bogliolo	165,000
Arthur Schwartz	599,179
Anthony Matassa	550,000
Bill Glaser	550,000
Bio Energy System Management LLC	163,624
Bull Consulting Group, Inc.	165,000
Barbara T Anderson Irrevocable TRUST	340,900
Bethany Dudek	125,000
Ben Nehmadi	11,000
Brent Golub	50,000
Christopher Cecil	165,000
Cya Esq Holdings, LLC	768,000
Daniel Bassal TRUST	440,000
David Reichman	44,655,550
Daniel Marcus	320,000
Derek Gilbert	550,000
Donald Gilbert	5,279,245
Dr. Eric Frank	100,000
Dr. Stephen Freedland	155,000
David C. Horton	11,000
Dale Marr	297,000
Evelyn Alsultany	517,000
Fabian Alsultany	6,900,600
Frances R. Davidson Frances Davidson TRUST	385,000
Frank Benintendo	5,369,004
Functional Health Strategies, LLC	225,000
Gabriele Falanga	3,025,000
Gabriel Neagu	55,000
Gregg Frankn (Back Home Safely)	8,500
Hans And Rosy Epstein Memorial Committee, INC	21,185,503
Hosam El Sheha	11,000
Howard Duchin	142,773

Icahn School Of Medicine, F/b/o Of Biodesign Institute	1,600,000
Icahn School Of Medicine, F/b/o Of Dr. Joshua Bederson Fellowship	2,700,000
Icahn School Of Medicine	321,800
Ithica College	11,000
Janice Keating	199,600
Joel Osteen Ministries	88,000
JOHN MORRISSEY	126,500
John Scrudato	2,501,900
Justine Richman	7,332,261
Karen Frank	210,000
Katerina Tsernou	55,000
Kathy M Griffin	13,395,611
Kathy & David Griffin JT	275
Kent Jacobs	275,000
Leslie Schlachter	502,919
AFSHIN LUKE RAHBARI	8,600,000
Margaret Williams	100,000
Matthew Martinez	66,000
Michael Valle	1,510,900
Margaret Griffin	200,000
Mark Richardson	303,901
MJ Macaluso TRUST	296,750
Nathalie Ghidalia	11,550,000
Northeastern University	121,000
Panlunas Holdings TRUST	270,000
Paul Pelosi Jr	27,500
Paula Hill	121,002
Pace College	11,000
Paul Brownstein TRUST	524,755
Peter Dichiara	68,555
Phil Fehr	643,982
Randy Clark	275,000
Richardson & Associates	458,689
Richardson & Patel LLP	110,000
Raphael Costa	11,000
Robert O'connor	660,000

Rudy Durand	137,500
Rachel Wallitt	110,000
Robert Hantman	365,896
S.F. Irrevocable TRUST	3,005,300
Scott Olifant	137,500
Shaye Jacobson	200,000
Spencer J. Richardson	1,042,350
Stephen Karig	100,000
Susan Deluca	374,000
Theresa O'reilly	22,000
Tsuimei Wang	417,496
Tsui Lin Wang	90,000
The Anne Frances TRUST	2,282,850
Wimase Limited	163,624
Warren Markowitz	1,050,921
Woodcliff Lake Rehabilitation Center	2,750
Total Shares	178,247,965

From:	Fogarty, Suzanne R.
To:	Margarita Elias; Alexander K. Calaway; Sutro, Stephen H.; Chad F. Clement; Brian A.; Hafen, Tyson E.; David A. Carroll; Lisa Heller; Mark Hesiak; Dan McNutt
Cc:	Shelby Harmer; Dylan Ciciliano; William Noall
Subject:	RE: Ord Grntng Request to Freeze Shares Cont Mtn
Date:	Friday, June 6, 2025 3:41:37 PM

Counsel,
Our client Non-party Justine Reichman is not a party to these proceedings and is not subject to the jurisdiction of this Court. Accordingly, please remove our signature block from the proposed order.

Non-party Justine Reichman does not waive and expressly reserves all rights, including the right to object to jurisdiction.

Thank you,
Suzanne Fogarty

Suzanne R. Fogarty
Special Counsel

Duane Morris LLP
Spear Tower
One Market Plaza, Suite 2200
San Francisco, CA 94105-1127
P: +1 415 957 3207
F: +1 415 358 4416

SRFogarty@duanemorris.com
www.duanemorris.com

From: Margarita Elias <melias@Gtg.legal>
Sent: Friday, June 6, 2025 2:54 PM
To: Alexander K. Calaway <acalaway@maclaw.com>; Sutro, Stephen H. <SHSutro@duanemorris.com>; Chad F. Clement <cclement@maclaw.com>; Brian A. <brian.herman@morganlewis.com>; Fogarty, Suzanne R. <SRFogarty@duanemorris.com>; Hafen, Tyson E. <TEHafen@duanemorris.com>; David A. Carroll <dcarroll@rrsc-law.com>; Lisa Heller <lah@mcnuttlawfirm.com>; Mark Hesiak <mdh@mcnuttlawfirm.com>; Dan McNutt <drm@mcnuttlawfirm.com>
Cc: Shelby Harmer <sharmer@Gtg.legal>; Dylan Ciciliano <dciciliano@Gtg.legal>; William Noall <wnoall@Gtg.legal>
Subject: Re: Ord Grntng Request to Freeze Shares Cont Mtn

All,

Attached for your review is a proposed Order Granting Request to Freeze Shares and Continuance. Please advise if we have your permission to affix your e-signature.

Thank you,

Margarita Elias
Attorney

P 725 777 3000 | F 725 777 3112

GARMAN | TURNER | GORDON

From: Dan McNutt <drm@mcnuttlawfirm.com>
Sent: Friday, June 6, 2025 11:47:25 AM
To: Dylan Ciciliano <dciciliano@Gtg.legal>; Alexander K. Calaway <acalaway@maclaw.com>; Stephen Sutro <shsutro@duanemorris.com>; Chad F. Clement <cclement@maclaw.com>; Herman, Brian A. <brian.herman@morganlewis.com>; Shelby Harmer <sharmer@Gtg.legal>; Fogarty, Suzanne R. <srfogarty@duanemorris.com>; Hafen, Tyson E. <tehafen@duanemorris.com>; David A. Carroll <dcarroll@rrsc-law.com>
Cc: William Noall <wnoall@Gtg.legal>; Lisa Heller <lah@mcnuttlawfirm.com>; Mark Hesiak <mdh@mcnuttlawfirm.com>
Subject: Re: Ord Grntng Request to Freeze Shares Cont Mtn

Dylan,

A couple of redlines and comments in the margin. Also, please add signature blocks for the parties.

Thanks.

DM

From: Dylan Ciciliano <dciciliano@Gtg.legal>
Date: Friday, June 6, 2025 at 9:08 AM
To: Alexander K. Calaway <acalaway@maclaw.com>, Stephen Sutro <shsutro@duanemorris.com>, Chad F. Clement <cclement@maclaw.com>, Herman, Brian A. <brian.herman@morganlewis.com>, Dan McNutt <drm@mcnuttlawfirm.com>, Shelby Harmer <sharmer@Gtg.legal>, Fogarty, Suzanne R. <srfogarty@duanemorris.com>, Hafen, Tyson E. <tehafen@duanemorris.com>, David A. Carroll <dcarroll@rrsc-law.com>
Cc: William Noall <wnoall@Gtg.legal>
Subject: Ord Grntng Request to Freeze Shares Cont Mtn

All,

Attached is a draft order requesting the freezing of shares. If I didn't copy your colleagues, I apologize but am travelling and trying to remember everyone's name off the top of my head. We'd like to get your approval to submit as soon as practical and I'm asking that @Shelby Harmer revise the order to include your signature block, unless you think it is unnecessary for you to sign.

Dylan

CSERV

DISTRICT COURT
CLARK COUNTY, NEVADA

White Rocks (BVI) Holdings Inc., Plaintiff(s) vs. David Reichman, Defendant(s)	CASE NO: A-24-896359-B DEPT. NO. Department 16

AUTOMATED CERTIFICATE OF SERVICE

This automated certificate of service was generated by the Eighth Judicial District Court. The foregoing Order was served via the court's electronic eFile system to all recipients registered for e-Service on the above entitled case as listed below:

Service Date: 6/9/2025

Anthony DiRaimondo	adiraimondo@rrsc-law.com
David Carroll	dcarroll@rrsc-law.com
Dylan Ciciliano	dciciliano@gtg.legal
Chad Clement	cclement@maclaw.com
Cally Hatfield	chatfield@maclaw.com
Tyson Hafen	tehafen@duanemorris.com
Robert Opdyke	ropdyke@rrsc-law.com
Lisa Heller	lah@mcnuttlawfirm.com
Dan McNutt	drm@mcnuttlawfirm.com
Matt Wolf	mcw@mcnuttlawfirm.com
Jeanne Metzger	jeannem@justice-law-center.com

Alexander Calaway	acalaway@maclaw.com
Tonya Binns	tbinns@gtg.legal
Lennie Fraga	lfraga@maclaw.com
Bret Whipple	admin@justice-law-center.com
Danielle Charlet	BKnotices@gtg.legal
Stephen Sutro	SHSutro@duanemorris.com
Suzanne Fogarty	srfogarty@duanemorris.com
Janice Reeder	jrreeder@duanemorris.com
Karen Tantay	ktantay@rrsc-law.com
Bret Whipple	civil@justice-law-center.com
Mark Hesiak	mdh@mcnuttlawfirm.com
Shelby Harmer	sharmer@gtg.legal
William Noall	wnoall@gtg.legal
Brian Herman	brian.herman@morganlewis.com
Margarita Elias	melias@gtg.legal
RICHARD HOFMAN	hofman.r@gmail.com